Exhibit 99.1

Guardian Pharmacy Services Reiterates 2025 Guidance and Provides 2026 Outlook

Presents Business Update at J.P. Morgan Healthcare Conference

ATLANTA, GA — Guardian Pharmacy Services (NYSE: GRDN), one of the nation’s leading long-term care (“LTC”) pharmacy services companies, is reiterating its previously announced 2025 guidance and providing its preliminary financial outlook for 2026. The Company expects to continue its low double-digit adjusted EBITDA growth trajectory in 2026, supported by the strength of its operating model and increased visibility into the year ahead, including anticipated drug pricing changes.

The Company will review these and other business updates during its presentation at the 44th Annual J.P. Morgan Healthcare Conference in San Francisco on Wednesday, January 14, 2026, at 4:30 p.m. PT (7:30 p.m. ET).

CEO Commentary:

“Over the past year, we’ve focused on strengthening our business and preparing for changes in the operating environment, especially as it relates to the Inflation Reduction Act price reductions that will come into effect in 2026,” said Fred Burke, President and Chief Executive Officer of Guardian Pharmacy Services.

“Based on the actions we’ve taken and the visibility we have today, we expect to continue our low double-digit adjusted EBITDA growth trajectory in 2026. Importantly, we are able to do this without changing how we care for residents or support our facility partners.”

Financial Outlook Update

Guardian is reiterating its previously announced 2025 revenue guidance of $1.43 billion to $1.45 billion and adjusted EBITDA guidance of $104 million to $106 million. The Company is also announcing its initial outlook for 2026.

For 2026, Guardian expects revenue in the range of $1.40 billion to $1.42 billion, after the effects of the drug-pricing reforms under the Inflation Reduction Act and the more recently announced wholesale acquisition cost (“WAC”) reductions. Excluding the impact of the mandatory drug price reductions, the Company would have projected 2026 revenue growth in the high single digits.

The Company expects 2026 adjusted EBITDA in the range of $115 million to $118 million, representing approximately 11% year-over-year growth from 2025 guidance and consistent with Guardian’s historical projected low double-digit adjusted EBITDA growth rate. This 2026 outlook reflects a structural improvement in adjusted EBITDA margin to above 8%, a step-up from 2025.

Recent Acquisition

At year-end, Guardian completed the acquisition of a single pharmacy location in Montana, adding a new territory to its platform. While the transaction is more modest in scale than recent acquisitions, the growth opportunity is highly attractive and strategically aligned with the Company’s expansion plans.

About Guardian Pharmacy Services

Guardian Pharmacy Services is one of the nation’s leading long-term care pharmacy services companies. Through its locally-based business model, Guardian partners with long-term care facilities (“LTCFs”) to deliver medications and a comprehensive suite of technology-enabled services designed to enhance care and improve adherence to drug regimens, helping to reduce the cost of care and improve clinical outcomes. With a growing network of over 50 pharmacies nationwide, Guardian is dedicated to providing exceptional service to approximately 204,000 residents (as of September 30, 2025).

Investor Contact

Ashley Stockton

Senior Director, Investor Relations

IR@guardianpharmacy.net

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements are all statements other than those of historical fact. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are forward-looking. Forward-looking statements in this press release include, among others, statements regarding our 2025 revenue and adjusted EBITDA guidance; our preliminary 2026 outlook; our expected growth trajectory; anticipated effects of the Inflation Reduction Act and WAC pricing changes; and integration and expected impact of the recently completed Montana pharmacy acquisition. These statements are often, but not always, made through the use of words such as “aims,” “anticipates,” “believes,” “continue,” “estimates,” “expects,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “should,” “will,” “would,” and similar expressions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, many of which are beyond our control. Such risks and uncertainties include: our ability to effectively execute our business strategies, implement new initiatives and improve efficiency; our ability to effectively market and sell, customer acceptance of, and competition for, our pharmaceutical and health care services in new and existing markets; our relationships with pharmaceutical wholesalers and key manufacturers, LTCFs and health plan payors; our ability to maintain and expand relationships with LTCF operators on favorable terms; the impact of a national emergency, public health crisis, global pandemic or outbreak of infectious disease on our employees and business and on our supply chain and the LTCFs we serve; continuing government and private efforts to lower pharmaceutical costs, including by limiting pharmacy reimbursements; changes in, and our ability to comply with, healthcare and other applicable laws, regulations or interpretations; further consolidation of managed care organizations and other health plan payors and changes in the terms of our agreements with these parties; our ability to retain members of our senior management team, our local pharmacy management teams and our pharmacy professionals; our exposure to, and the results of, claims, legal proceedings and governmental inquiries; our ability to maintain the security and integrity of our operating and information technology systems and infrastructure (e.g., against cyber-attacks); product liability, product recall, personal injury or other health and safety issues related to the pharmaceuticals we dispense; the impact of supply chain and other manufacturing disruptions or trade policies related to the pharmaceuticals we dispense; the sufficiency of our sources of liquidity and financial resources to fund our future operating expenses and capital expenditure requirements, and our ability to raise additional capital, if needed; and the misuse or off-label use, or errors in the dispensing or administration, of the pharmaceuticals we dispense. We are subject to additional risks and uncertainties described in our periodic reports filed with the Securities and Exchange Commission from time to time, including in the “Risk Factors” section contained in our most recent Annual Report on Form 10-K, which report is publicly available at www.sec.gov and via our website, investors.guardianpharmacy.com. Any forward-looking statements in this press release should be evaluated in light of these important risk factors. This press release reflects management’s views as of the date hereof. Except to the extent required by applicable law, Guardian undertakes no obligation to update or revise any information contained in this press release beyond the published date, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

To supplement the results presented in our consolidated financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present adjusted EBITDA, which is a financial measure not based on any standardized methodology prescribed by GAAP.

We define adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, as adjusted to exclude the impact of items and amounts that we view as not indicative of our core operating performance, including share-based compensation, acquisition accounting adjustments, certain legal and regulatory items, financing-related and other activities, payor-reimbursement matters, and certain tax matters related to our corporate reorganization and initial public offering in September 2024.

Adjusted EBITDA does not have a definition under GAAP, and our definition of adjusted EBITDA may not be the same as, or comparable to, similarly titled measures used by other companies. Investors should not consider adjusted EBITDA in isolation from, or as a substitute for, net income (loss) or any other financial information prepared in accordance with GAAP.

We use adjusted EBITDA to better understand and evaluate our core operating performance and trends. We believe that presenting adjusted EBITDA provides useful information to investors in understanding and evaluating our operating results, as it permits investors to view our core business performance using the same metrics that management uses to evaluate our performance.

Guardian has not provided a quantitative reconciliation of forecasted adjusted EBITDA, which is a non-GAAP financial measure, to forecasted net income within this release because Guardian is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence due to the variability and complexity of such items. These items include, but are not limited to, income taxes and share-based compensation. These items, which could materially affect the computation of forecasted net income, are inherently uncertain and depend on various factors that are not estimable at this time.